UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2013

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

7901 Jones Branch Drive, Suite 900 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2013, Primus Telecommunications Group, Incorporated (“PTGi”) announced that PTGi and Primus Telecommunications Canada Inc. (“PTCI”), an indirect wholly owned subsidiary of PTGi, entered into an equity purchase agreement, dated April 17, 2013 (the “Purchase Agreement”), with Rogers Communications Inc., a Canadian telecommunications company listed on the Toronto Stock Exchange, and Rogers Data Services Inc., a wholly-owned subsidiary of Rogers Communications Inc. (“Purchaser”), to sell to Purchaser all of the outstanding equity of BLACKIRON Data ULC (“BLACKIRON”), a direct wholly owned subsidiary of PTCI, for approximately CAD$200 million (the “Transaction”). The purchase price is subject to potential downward or upward post-closing adjustments based on net working capital and cash at closing. In addition, CAD$20 million of the purchase price was placed in escrow to be released 15 months after the closing date, subject to any deductions required to satisfy indemnification obligations of PTGi and PTCI under the Purchase Agreement. The Purchase Agreement also contains customary indemnification obligations, representations, warranties and covenants for a transaction of this nature. In addition, subject to certain exceptions, PTGi and its subsidiaries also agreed for a period of two years from the closing date to certain restrictions on competing with BLACKIRON as provided in the Purchase Agreement.

The transaction signed and closed on April 17, 2013. The transaction was approved by the Board of Directors of PTGi as well as the special committee of the Board of Directors of PTGi.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. PTGi has attached the Purchase Agreement to provide information about the terms contained therein, and the Purchase Agreement is not intended to provide any factual information about any party thereto. Specifically, the Purchase Agreement contains a number of representations and warranties which the parties have made to each other. The assertions made in those representations and warranties are qualified by information in confidential disclosure schedules and other provided by PTCI to Purchaser, which have not been provided as an exhibit to this Current Report on Form 8-K. Such representations and warranties were used for the purpose of allocating risk, both known and unknown, among the parties to the Purchase Agreement rather than to make affirmative factual claims or statements. Accordingly, such representations and warranties should not be relied upon as current characterizations of factual information, or as definitively stating actual facts, with respect to any parties to the Purchase Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 17, 2013, PTGi, PTCI and Purchaser completed the Transaction pursuant to the terms of the Purchase Agreement. Prior to the disposition, BLACKIRON conducted PTGi’s pure data center operations in Canada. Such operations represented 12.9% of PTGi’s net revenue for the year ended December 31, 2012. The description of the Transaction in Item 1.01 is incorporated herein by reference.

Pro forma financial information with respect to the Transaction is provided in Item 9.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On April 17, 2013, PTGi issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, relating to the Purchase Agreement and the completion of the Transaction.

Attached as Exhibit 99.2 and incorporated herein by reference is a Question and Answer document for use by PTGi in responding to inquiries regarding the transactions contemplated by the Purchase Agreement.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information furnished pursuant to this Item 7.01 and Exhibit 99.1 attached hereto is not intended to constitute a determination by PTGi that the information is material or that the dissemination of the information is required by Regulation FD.

Forward-Looking Statements

This report contains or incorporates a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, and are not strictly historical statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “believe,” “anticipate,” “future,” “forward,” “potential,” “estimate,” “opportunity,” “goal,” “objective,” “growth,” “outcome,” “could,” “expect,” “intend,” “plan,” “strategy,” “provide,” “commitment,” “result,” “seek,” “pursue,” “ongoing,” “include” or in the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties and are not guarantees of performance or results, or of the creation of shareholder value, although they are based on our current plans or assessments which we believe to be reasonable as of the date hereof. Factors or risks that could cause our actual results to differ materially from the results are more fully described in our annual report, quarterly reports or other filings with the Securities and Exchange Commission, which are available through our website at www.ptgi.com. Other unknown or unpredictable factors could also affect our business, financial condition and results. Although we believe that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that any of the estimated or projected results will be realized. You should not place undue reliance on these forward-looking statements, which apply only as of the date hereof. Subsequent events and developments may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of PTGi required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

10.1	Equity Purchase Agreement, dated April 17, 2013

99.1	Press Release, dated April 17, 2013

99.2	Q&A relating to PTGi’s Sale of BLACKIRON

99.3	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2013

Primus Telecommunications Group, Incorporated

By:	/s/ Andrew Day
Name:	Andrew Day
Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Purchase Agreement, dated April 17, 2013

99.1	Press Release, dated April 17, 2013

99.2	Q&A relating to PTGi’s Sale of BLACKIRON

99.3	Unaudited Pro Forma Consolidated Financial Information